EMPLOYEE BENEFITS GOVERNMENT PLAN	12 Months Ended
Jul. 31, 2017
EMPLOYEE BENEFITS GOVERNMENT PLAN [Text Block]

NOTE 9. EMPLOYEE BENEFITS GOVERNMENT PLAN

The Company participates in a government-mandated multi-employer defined contribution plan pursuant to which certain retirement, medical and other welfare benefits are provided to employees. PRC labor regulations require the Company to pay to the local labor bureau a monthly contribution calculated at a stated contribution rate based on the basic monthly compensation of qualified employees. The relevant local labor bureau is responsible for meeting all retirement benefit obligations; the Company has no further commitments beyond its monthly contribution. At July 31, 2017 and 2016, the outstanding amount due to the local labor bureau was $126,409 and $92,134, respectively, and is included in Other Payables on the accompanying balance sheets.